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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report  (Date of earliest event reported):
                              January 12, 1996

                        Commission File No.: 0-14685




                             GENICOM CORPORATION
           (Exact name of registrant as specified in its charter)


                    DELAWARE                       51 - 0271821
          (State or other jurisdiction of         (I.R.S. Employer
          incorporation or organization)        Identification No.)

        14800 CONFERENCE CENTER DRIVE
           SUITE 400, WESTFIELDS
             CHANTILLY, VIRGINIA                   22021 - 3806
        (Address of principal executive             (Zip Code)
                   offices)



     Registrant's telephone number, including area code: (703) 802-9200




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                    GENICOM CORPORATION AND SUBSIDIARIES
                               FORM 8-K INDEX


 Item 5.           Other Items

                   On January 12, 1996, the registrant executed an agreement with a syndicate led by NationsBank on $75 million in new credit facilities, replacing a $35 million credit facility with the CIT Group/Credit Finance, Inc. The registrant intends to use additional borrowings to retire in February the $36.4 million in outstanding 12.5% Senior Subordinated Notes Due 1997. A copy of the press release is filed herewith as Exhibit 99.1.



 Item 7.           Financial Statements and Exhibits


            (c)    Exhibits


                   99.1 Press release dated January 17, 1996, published by the Registrant




 Signatures                                                                   3





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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                GENICOM Corporation
                                             --------------------------
                                                     Registrant



 Date:  January 26, 1996


                                                   James C. Gale
                                             --------------------------
                                                     Signature

                                              James C. Gale
                                              Senior Vice President Finance
                                              and Chief Financial Officer


                                              (Mr. Gale is the Chief Financial
                                              Officer and has been duly
                                              authorized to sign on behalf of
                                              the Registrant)





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                    GENICOM CORPORATION AND SUBSIDIARIES

                        INDEX TO EXHIBITS TO FORM 8-K
                              JANUARY 12, 1996

           EXHIBIT
           NUMBER                                    DESCRIPTION                                 PAGE
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
            99.1                Press release dated January 17, 1996, published by             E-1 - E-2
                                the Registrant.











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